                                                                     EXHIBIT 99

                         Agreement Relating to Filing of
                           Joint Statement pursuant to
           Rule 13d-1(k)(1) under the Securities Exchange Act of 1934

         Pursuant to Section 13 of the Securities Exchange Act of 1934, as
amended, and more particularly to Rule 13d-1(k)(1) promulgated by the Securities and Exchange Commission thereunder, and in connection with the Amendment No. 1 to Schedule 13G dated as of March 3, 2003 which is executed and filed by each of the undersigned, each of the undersigned acknowledges and agrees that the Amendment No. 1 to Schedule 13G is filed on behalf of each of the undersigned, and each of the undersigned consent to the filing of this Agreement as an exhibit to the Amendment No. 1 to Schedule 13G.

         Dated:  March 3, 2003                    /s/ Hazel I. Ballman
                                                  ----------------------------------------------
                                                  Hazel I. Ballman, as an Individual

                                                  THE FREDERICK C. BALLMAN TRUST DATED
                                                  OCTOBER 3, 1978

                                                  By Its Trustees:

         Dated:  March 3, 2003                    By:  /s/ Hazel I. Ballman
                                                       -----------------------------------------
                                                       Hazel I. Ballman, as Trustee

                                                  By:  BancorpSouth Bank, as Trustee

         Dated:  March 3, 2003                        By:  /s/ Ralph Harmon
                                                         -----------------------------------------
                                                         Ralph Harmon, Trust Officer

                                                  BANCORPSOUTH, INC.

         Dated:  March 3, 2003                    By:  /s/ Cathy M. Robertson
                                                       -----------------------------------------
                                                       Cathy M. Robertson, Executive VP